Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO

THE AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 to the Amended and Restated Credit Agreement, is dated as of October 30, 2018 (this “Amendment”), is among Regional Management Receivables, LLC, a Delaware limited liability company, as borrower (the “Borrower”), Regional Management Corp., a Delaware corporation, as servicer (the “Servicer”), Wells Fargo Bank, National Association (“Wells Fargo Bank”), as the sole lender, and Wells Fargo Securities, LLC, as administrative agent for the Lenders (the “Administrative Agent”), and relates to the Amended and Restated Credit Agreement, dated as of November 21, 2017, among the Borrower, the Servicer, the Lender, the Administrative Agent and Wells Fargo Bank, as account bank (in such capacity, the “Account Bank”), collateral custodian (in such capacity, the “Collateral Custodian”) and backup servicer (in such capacity, the “Backup Servicer”), as amended by Amendment No. 1 dated as of February 20, 2018 (collectively, the “Original Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”),.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Original Credit Agreement.

RECITALS

WHEREAS, pursuant to Section 15.01 of the Original Credit Agreement, no amendment, waiver or other modification of any provision of the Original Credit Agreement shall be effective without the written agreement of the Borrower and the Administrative Agent and the consent of the Required Lenders; provided, however, that no such amendment, waiver or other modification shall, without the written consent of all Lenders, amend certain definitions and provisions in the Original Credit Agreement;

WHEREAS, Wells Fargo Bank, as the sole Lender, constitutes all Lenders and consents to this Amendment; and

WHEREAS, the parties hereto desire to amend the Original Credit Agreement on the terms and in the manner set forth herein.

NOW, THEREFORE, in reliance upon the foregoing facts and in consideration of the mutual agreements of the parties hereto, the parties hereby agree as follows:

Section 1.01. Amendment. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 1.03 hereof, the Original Credit Agreement is hereby amended as follows:

(a)    Clause (ii) in the definition of “Level I Effective Date Receivables Trigger Event” appearing in Section 1.01 of the Original Credit Agreement is hereby deleted and replaced with the following:

(ii) with respect to (A) the September 2018 Collection Period, the application of the Extension Ratio is hereby waived, (B) the October 2018 Collection Period, the one-month Extension Ratio exceeds 7.25%, (C) the November 2018 Collection Period, the two-month average Extension Ratio for such Collection Period and the preceding Collection Period exceeds 6.25%, and (D) all Collection Periods occurring after the November 2018 Collection Period, the three-month average Extension Ratio for such Collection Period and the two preceding Collection Periods exceeds 5.00%; or

(b)    Clause (ii) in the definition of “Level I Initial Receivables Trigger Event” appearing in Section 1.01 of the Original Credit Agreement is hereby deleted and replaced with the following means.

(ii) with respect to (A) the October 2018 Collection Period, the one-month Extension Ratio exceeds 7.25%, (B) the November 2018 Collection Period, the two-month average Extension Ratio for such Collection Period and the preceding Collection Period exceeds 6.25%, and (C) all Collection Periods occurring after the November 2018 Collection Period, the three-month average Extension Ratio for such Collection Period and the two preceding Collection Periods exceeds 5.00%; or

(c)    Clause (ii) in the definition of “Level II Effective Date Receivables Trigger Event” appearing in Section 1.01 of the Original Credit Agreement is hereby deleted and replaced with the following:

(ii) with respect to (A) the September 2018 Collection Period, the application of the Extension Ratio is hereby waived, (B) the October 2018 Collection Period, the one-month Extension Ratio exceeds 7.75%, (C) the November 2018 Collection Period, the two-month average Extension Ratio for such Collection Period and the preceding Collection Period exceeds 6.75%, and (D) all Collection Periods occurring after the November 2018 Collection Period, the three-month average Extension Ratio for such Collection Period and the two preceding Collection Periods exceeds 6.00%; or

(d)    The definition of “Level II Initial Receivables Trigger Event” appearing in Section 1.01 of the Original Credit Agreement is hereby deleted and replaced with the following:

(ii) with respect to (A) the October 2018 Collection Period, the one-month Extension Ratio exceeds 7.75%, (B) the November 2018 Collection Period, the two-month average Extension Ratio for such Collection Period and the preceding Collection Period exceeds 6.75%, and (C) all Collection Periods occurring after the November 2018 Collection Period, the three-month average Extension Ratio for such Collection Period and the two preceding Collection Periods exceeds 6.00%; or

Section 1.02. Representation and Warranties.

(a)    Each of the Borrower and the Servicer, by executing this Amendment, hereby represents and warrants to the other parties hereto as of the date hereof that (i) each of its representations and warranties set forth in the Original Credit Agreement is true and correct in all material respects as if made on the date hereof (except to the extent any such representation and warranty expressly refers to an earlier date) and (ii) no Termination Event, Unmatured Termination Event or Servicer Termination Event has occurred and is continuing.

(b)    Each of the Borrower and the Servicer, by executing this Amendment, hereby represents and warrants to the other parties hereto as of the date hereof that (i) the individual executing this Amendment on behalf of such party is duly authorized to do so, (ii) such party has full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment and (iii) each of this Amendment, the Original Credit Agreement and the Credit Agreement constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms.

(c)    Each of the Borrower and the Servicer hereby represents and certifies that this Amendment does not amend, modify or otherwise affect the rights or duties of the Account Bank, the Collateral Custodian or the Backup Servicer.

(d)    Each of the Borrower and the Servicer, by executing this Amendment, hereby represents and warrants to the other parties hereto as of the date hereof that this Amendment does not amend, modify or otherwise affect the rights or duties of the Account Bank, the Backup Servicer or the Collateral Custodian under the Original Credit Agreement.

Section 1.03. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof, immediately upon (a) receipt by each of the parties hereto of an executed counterpart of this Amendment and (b) receipt of such other documents, certificates and opinions as the Lender or the Administrative Agent may reasonably request.

Section 1.04. Full Force and Effect. Except as hereby modified pursuant to this Amendment, the Original Credit Agreement shall continue in full force and effect. Each of the parties hereto, acknowledge and agree that the Amendments set forth in Section 1.01 hereof, shall have no retroactive effect on the terms set forth in the Original Credit Agreement.

Section 1.05. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN § 5-1401 AND § 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 1.06. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL

TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 1.07. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. By execution of this Amendment, the Lender acknowledges and consents to this Amendment pursuant to Section 15.01 of the Original Credit Agreement.

Section 1.08. Delivery to the Account Bank, Collateral Custodian and Backup Servicer. The Borrower shall promptly provide an executed copy of this Amendment to the Account Bank, the Collateral Custodian and the Backup Servicer.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	REGIONAL MANAGEMENT RECEIVABLES, LLC

	By:	/s/ Donald E. Thomas
	Name:	Donald E. Thomas
	Title:	EVP and Chief Financial Officer

THE SERVICER:	REGIONAL MANAGEMENT CORP.

	By:	/s/ Donald E. Thomas
	Name:	Donald E. Thomas
	Title:	EVP and Chief Financial Officer

THE ADMINISTRATIVE AGENT:	WELLS FARGO SECURITIES, LLC

	By:	/s/ Brian Grushkin
	Name:	Brian Grushkin
	Title:	Director

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Brian Grushkin
	Name:	Brian Grushkin
	Title:	Director

Amendment No. 2 to

A&R Credit Agreement